                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report                                                       May 8, 2002
(Date of earliest event reported)                                    May 8, 2002

                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-13676                                        36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)

310 South Schuyler Avenue, Kankakee, Illinois                            60901
  (Address of principal executive offices)                            (Zip Code)

                                 (815) 937-4440
              (Registrant's telephone number, including area code)

Item 5.  Other Information

On May 8, 2002, Kankakee Bancorp, Inc. issued a news release announcing the certification of the results of the election of directors conducted at the annual meeting of stockholders on April 26, 2002. The news release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired.
               -----------------------------------------

               None.

          (b)  Pro Forma Financial Information.
               -------------------------------

               None.

          (c)  Exhibits.
               --------

99.1      News Release dated May 8, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KANKAKEE BANCORP, INC.

Dated: May 8, 2002                        By: /s/Ronald J. Walters
                                              ----------------------------------
                                              Ronald J. Walters
                                              Vice President and Treasurer